                                                         EXHIBIT 20

                           AMERICAN HONDA FINANCE CORPORATION
           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              02/01/99  through  02/28/99

I. ORIGINAL DEAL PARAMETER INPUTS
   (A) Total Portfolio Balance                                                                          $729,507,751.69
   (B) Total Securities Balance                                                                         $729,507,751.69
   (C) Class A-1 Notes
     (i)   Class A-1 Notes Balance                                                                      $179,424,000.00
     (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                   24.60%
     (iii) Class A-1 Notes Rate                                                                                   4.974%
     (iv) Class A-1 Notes Accrual Basis                                                                      Actual/360
   (D) Class A-2 Notes
     (i)   Class A-2 Notes Balance                                                                      $195,000,000.00
     (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                   26.73%
     (iii) Class A-2 Notes Rate                                                                                   5.186%
     (iv) Class A-2 Notes Accrual Basis                                                                      Actual/360
   (E) Class A-3 Notes
     (i)   Class A-3 Notes Balance                                                                      $208,000,000.00
     (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                    28.51%
     (iii) Class A-3 Notes Rate                                                                                   5.300%
     (iv) Class A-3 Notes Accrual Basis                                                                          30/360
   (F) Class A-4 Notes
     (i)   Class A-4 Notes Balance                                                                      $110,608,000.00
     (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                    15.16%
     (iii) Class A-4 Notes Rate                                                                                   5.350%
     (iv) Class A-4 Notes Accrual Basis                                                                          30/360
   (G) Certificates
     (i)   Certificates Balance                                                                          $36,475,751.69
     (ii)  Certificates Percentage (G(i)/B)                                                                        5.00%
     (iii) Certificates Rate                                                                                      5.350%
     (iv) Certificates Accrual Basis                                                                             30/360
   (H) Servicing Fee Rate                                                                                          1.00%
   (I) Portfolio Summary
     (i)   Weighted Average Coupon (WAC)                                                                           7.03%
     (ii)  Weighted Average Original Maturity (WAOM)                                                              53.38 months
     (iii) Weighted Average Remaining Maturity (WAM)                                                              47.86 months
     (iv) Number of Receivables                                                                                  58,899
   (J) Reserve Account
     (i)   Reserve Account Initial Deposit Percentage                                                              0.75%
     (ii)  Reserve Account Initial Deposit                                                                 $5,471,308.14
     (iii) Specified Reserve Account Balance (lesser of I(iii)(a or b or c) if 2.25% loss and delinquency triggers not hit - otherwise greater of I(iii)(a or b or c))
      (a) Percent of Original Securities Balance                                                                   0.75%
      (b) Trigger Percent of Remaining Securities Balance                                                          2.25%
      (c) Remaining Securities Balance                                                                           100.00%
   (K) Yield Supplement Account Deposit                                                                  $11,124,729.26

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   (A) Total Portfolio Balance                                                                          $706,852,637.19
   (B) Total Securities Balance                                                                         $706,852,637.19
   (C) Cumulative Note and Certificate Pool Factor                                                            0.9689447
   (D) Class A-1 Notes
     (i)   Class A-1 Notes Balance                                                                      $156,768,885.50
     (ii)  Class A-1 Notes Pool Factor                                                                        0.8737342
     (iii) Class A-1 Notes Interest Carryover Shortfall                                                           $0.00
     (iv) Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
   (E) Class A-2 Notes
     (i)   Class A-2 Notes Balance                                                                      $195,000,000.00
     (ii)  Class A-2 Notes Pool Factor                                                                        1.0000000
     (iii) Class A-2 Notes Interest Carryover Shortfall                                                           $0.00
     (iv) Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
   (F) Class A-3 Notes
     (i)   Class A-3 Notes Balance                                                                      $208,000,000.00
     (ii)  Class A-3 Notes Pool Factor                                                                        1.0000000
     (iii) Class A-3 Notes Interest Carryover Shortfall                                                           $0.00
     (iv) Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
   (G) Class A-4 Notes
     (i)   Class A-4 Notes Balance                                                                      $110,608,000.00
     (ii)  Class A-4 Notes Pool Factor                                                                        1.0000000
     (iii) Class A-4 Notes Interest Carryover Shortfall                                                           $0.00
     (iv) Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
   (H) Certificates
     (i)   Certificates Balance                                                                          $36,475,751.69
     (ii)  Certificates Pool Factor                                                                           1.0000000
     (iii) Certificates Interest Carryover Shortfall                                                              $0.00
     (iv) Certificates Principal Carryover Shortfall                                                              $0.00
   (I) Servicing Fee


                           AMERICAN HONDA FINANCE CORPORATION
           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              02/01/99  through  02/28/99

     (i)   Servicing Fee Shortfall                                                                                $0.00
   (J) End of Prior Month Account Balances
     (i)   Reserve Account                                                                                $5,471,308.14
     (ii)   Yield Supplement Account                                                                     $10,635,192.72
     (iii) Payahead Account                                                                                 $972,643.88
     (iv) Advances Outstanding                                                                              $551,783.37
   (K) Portfolio Summary as of End of Prior Month
     (i)   Weighted Average Coupon (WAC)                                                                           7.02%
     (ii)  Weighted Average Remaining Maturity (WAM)                                                              46.96 months
     (iii) Number of Receivables                                                                                 58,257

III. MONTHLY INPUTS FROM THE MAINFRAME
   (A) Precomputed Contracts Principal
     (i)   Scheduled Principal Collections                                                                $3,315,740.33
     (ii)  Prepayments in Full                                                                            $1,025,380.98
     (iii) Prepayments in Full due to Repurchases                                                                 $0.00
   (B) Precomputed Contracts Total Collections                                                            $5,083,533.18
   (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                      $742,411.87
   (D) Simple Interest Receivables Principal
     (i)   Principal Collections                                                                         $16,306,267.81
     (ii)  Prepayments in Full                                                                                    $0.00
     (iii) Repurchased Receivables Related to Principal                                                           $0.00
   (E) Simple Interest Receivables Interest
     (i)   Simple Interest Collections                                                                    $2,846,902.61
   (F) Payment Advance for Precomputes
     (i) Reimbursement of Previous Advances                                                                 $157,636.59
     (ii) Current Advance Amount                                                                            $343,257.95
   (G) Interest Advance for simple Interest - Net                                                                 $0.00
   (H) Payahead Account
     (i)  Payments Applied                                                                                  $248,413.40
     (ii) Additional Payaheads                                                                              $286,992.42
   (I) Portfolio Summary as of End of Month
     (i)   Weighted Average Coupon (WAC)                                                                           7.02%
     (ii)  Weighted Average Remaining Maturity (WAM)                                                              46.09 months
     (iii) Remaining Number of Receivables                                                                       57,655

   (J) Delinquent Receivables                                       #  Unit               Dollar Amount
                                                                 -------------       -------------------------
     (i)  30-59 Days Delinquent                                   261     0.45%      $3,245,801.00       0.47%
     (ii)  60-89 Days Delinquent                                   44     0.08%        $515,330.00       0.08%
     (ii) 90 Days or More Delinquent                                1     0.00%         $13,996.00       0.00%
   (K) Vehicles Repossessed During Collection Period               12     0.02%        $207,057.85       0.03%
   (L) Total Accumulated Repossessed Vehicles in Inventory         19     0.03%        $321,123.48       0.05%

IV. INPUTS DERIVED FROM OTHER SOURCES
   (A) Collection Account Investment Income                                                                       $0.00
   (B) Reserve Account Investment Income                                                                     $28,411.39
   (C) Yield Supplement Account Investment Income                                                            $56,174.68
   (D) Trust Fees Expense                                                                                         $0.00
   (E) Aggregate Net Losses for Collection Period                                                            $57,669.36
   (F) Liquidated Receivables Information
     (i) Gross Principal Balance on Liquidated Receivables                                                    57,669.36
     (ii) Liquidation Proceeds                                                                                     0.00
     (ii) Recoveries from Prior Month Charge Offs                                                                 $0.00
   (G) Days in Accrual Period                                                                                        27
   (H) Deal age                                                                                                       2


                                     MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
   (A) Total Interest Collections  (III(C+E(i)+G)                                                         $3,774,935.84

VI. PRINCIPAL COLLECTIONS
   (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                        $20,647,389.12
   (B) Liquidation Proceeds  (IV(H(i)))                                                                            0.00
   (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                        0.00
   (D) Recoveries from Prior Month Charge Offs (IV(H(ii)))                                                         0.00
                                                                                                        ---------------
   (E) Total Principal Collections   (A+B+C+D)                                                           $20,647,389.12

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                              $24,422,324.96

VIII. YIELD SUPPLEMENT DEPOSIT                                                                              $500,429.96

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                    $24,922,754.92


                           AMERICAN HONDA FINANCE CORPORATION
           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              02/01/99  through  02/28/99

                                  MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
   (A) Servicing Fee
     (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                   $589,043.86
     (ii)  Servicing Fee Paid                                                                                589,043.86
                                                                                                        ---------------
     (iii) Servicing Fee Shortfall                                                                                $0.00
   (B) Reserve Account Investment Income (IV(B))                                                             $28,411.39
   (C) Yield Supplement Account Investment Income  (IV(C))                                                   $56,174.68
   (D) Trust Fees Expense (IV(D))                                                                                 $0.00


XI. DISTRIBUTIONS TO NOTEHOLDERS
   (A) Interest
     (i) Class A-1 Notes
      (a)   Class A-1 Notes Interest Due                                                                    $584,826.33
      (b)  Class A-1 Notes Interest Paid                                                                     584,826.33
                                                                                                        ---------------
      (c) Class A-1 Notes Interest Shortfall                                                                      $0.00
     (ii) Class A-2 Notes
      (a)   Class A-2 Notes Interest Due                                                                    $758,452.50
      (b)  Class A-2 Notes Interest Paid                                                                     758,452.50
      (c) Class A-2 Notes Interest Shortfall                                                                      $0.00
     (iii) Class A-3 Notes
      (a)   Class A-3 Notes Interest Due                                                                    $918,666.67
      (b)  Class A-3 Notes Interest Paid                                                                     918,666.67
                                                                                                        ---------------
      (c) Class A-3 Notes Interest Shortfall                                                                      $0.00
     (iv) Class A-4 Notes
      (a)   Class A-4 Notes Interest Due                                                                    $493,127.33
      (b)  Class A-4 Notes Interest Paid                                                                     493,127.33
                                                                                                        ---------------
      (c) Class A-4 Notes Interest Shortfall                                                                      $0.00
     (v) Total Note Interest
      (a)   Total Note Interest Due                                                                       $2,755,072.83
      (b)  Total Note Interest Paid                                                                        2,755,072.83
                                                                                                        ---------------
      (c) Total Note Interest Shortfall                                                                           $0.00
      (d) Reserve Fund Withdrawn for Note Interest                                                                $0.00
Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))               $21,578,638.23
   (B) Principal
     (i) Noteholders' Principal Distribution Amounts                                                     $20,705,058.48
     (ii) Class A-1 Notes Principal
      (a)   Class A-1 Notes Principal Due                                                                $20,705,058.48
      (b)  Class A-1 Notes Principal Paid                                                                 20,705,058.48
                                                                                                        ---------------
      (c) Class A-1 Notes Principal Shortfall                                                                     $0.00
      (d) Reserve Fund drawn                                                                                      $0.00
     (iii) Class A-2 Notes Principal
      (a)   Class A-2 Notes Principal Due                                                                         $0.00
      (b)  Class A-2 Notes Principal Paid                                                                          0.00
                                                                                                        ---------------
      (c) Class A-2 Notes Principal Shortfall                                                                     $0.00
      (d) Reserve Fund drawn                                                                                      $0.00
     (iv) Class A-3 Notes Principal
      (a)   Class A-3 Notes Principal Due                                                                         $0.00
      (b)  Class A-3 Notes Principal Paid                                                                          0.00
                                                                                                        ---------------
      (c) Class A-3 Notes Principal Shortfall                                                                     $0.00
      (d) Reserve Fund drawn                                                                                      $0.00
     (v) Class A-4 Notes Principal
      (a)   Class A-4 Notes Principal Due                                                                         $0.00
      (b)  Class A-4 Notes Principal Paid                                                                          0.00
                                                                                                        ---------------
      (c) Class A-4 Notes Principal Shortfall                                                                     $0.00
      (d) Reserve Fund drawn                                                                                      $0.00
     (vi) Total Notes Principal
      (a)   Total Notes Principal Due                                                                    $20,705,058.48
      (b)  Total Notes Principal Paid                                                                     20,705,058.48
                                                                                                        ---------------
      (c) Total Notes Principal Shortfall                                                                         $0.00
      (d) Reserve Fund drawn                                                                                      $0.00

XII. RESERVE FUND DEPOSIT
   Amount available for deposit into reserve fund                                                           $873,579.75
   Amount deposited into reservc fund                                                                              0.00
                                                                                                        ---------------
   Excess fund available to Cerificateholders                                                                873,579.75
                                                                                                        ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
   (A) Interest
     (i)   Certificates Interest Due                                                                        $162,621.06
     (ii)  Certificates Monthly Interest Paid                                                                162,621.06
                                                                                                        ---------------

                           AMERICAN HONDA FINANCE CORPORATION
           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              02/01/99  through  02/28/99

     (iii) Certificates Monthly Interest Shortfall                                                                $0.00
   (B) Principal
     (i)   Certificates Principal Due                                                                             $0.00
     (ii)  Certificates Principal Paid                                                                             0.00
                                                                                                        ---------------
     (iii) Certificates Principal Shortfall                                                                       $0.00
   (C) Release to Seller                                                                                    $710,958.69


                                                      DISTRIBUTIONS SUMMARY

   (A) Total Collections                                                                                 $24,922,754.92
   (B) Service Fee                                                                                          $589,043.86
   (C) Class A1 Amount                                                                                   $21,289,884.81
   (D) Class A2 Amount                                                                                      $758,452.50
   (E) Class A3 Amount                                                                                      $918,666.67
   (F) Class A4 Amount                                                                                      $493,127.33
   (G) Amount of Deposited  into Reserve Account                                                                  $0.00
   (H) Certificateholders                                                                                   $162,621.06
   (I) Release to seller                                                                                    $710,958.69
   (J) Total amount distributed                                                                          $24,922,754.92
   (K) Amount of Draw from Reserve Account                                                                         0.00


                                                 PORTFOLIO AND SECURITY SUMMARY

                                                                                Beginning                  End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                    of Period               of Period
-------------------------------------------                                     ---------               ----------
   (A) Balances and Principal Factors
     (i)    Aggregate Balance of Notes                                        $670,376,885.50           $649,671,827.02
     (ii)   Note Pool Factor                                                        0.9689447                 0.9374341
     (iii)  Class A-1 Notes Balance                                            156,768,885.50            136,063,827.02
     (iv)   Class A-1 Notes Pool Factor                                             0.8737342                 0.7583368
     (v)    Class A-2 Notes Balance                                            195,000,000.00            195,000,000.00
     (vi)   Class A-2 Notes Pool Factor                                             1.0000000                 1.0000000
     (vii)  Class A-3 Notes Balance                                            208,000,000.00            208,000,000.00
     (viii) Class A-3 Notes Pool Factor                                             1.0000000                 1.0000000
     (ix)  Class A-4 Notes Balance                                             110,608,000.00            110,608,000.00
     (x) Class A-4 Notes Pool Factor                                                1.0000000                 1.0000000
     (xi)   Certificates Balance                                                36,475,751.69             36,475,751.69
     (xii)    Certificates Pool Factor                                              1.0000000                 1.0000000
     (xiii)   Total Principal Balance of Notes and Certificates                706,852,637.19            686,147,578.71
   (B) Portfolio Information
     (i)   Weighted Average Coupon (WAC)                                                 7.02%                     7.02%
     (ii)  Weighted Average Remaining Maturity (WAM)                                    46.96 months              46.09 months
     (iii) Remaining Number of Receivables                                             58,257                    57,655
     (iv)  Portfolio Receivable Balance                                       $706,852,637.19           $686,147,578.71
   (C) Outstanding Advance Amount                                                 $551,783.37               $737,404.73
   (D) Outstanding Payahead Balance                                               $972,643.88             $1,011,222.90


                                                        SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
   (A) Beginning Reserve Account Balance                                                                  $5,471,308.14
   (B) Draws                                                                                                       0.00
     (i)   Draw for Servicing Fee                                                                                  0.00
     (ii)  Draw for Interest                                                                                       0.00
     (iii) Draw for Realized Losses                                                                                0.00
   (C) Excess Interest Deposited into the Reserve Account                                                    873,579.75
   (D) Reserve Account Balance Prior to Release                                                            6,344,887.89
   (E) Reserve Account Required Amount                                                                     5,471,308.14
   (F) Final Reserve Account Required Amount                                                               5,471,308.14
   (G) Excess Reserve Account Amount                                                                         873,579.75
   (H) Ending Reserve Account Balance                                                                      5,471,308.14


XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
   (A) Beginning Yield Supplement Account Balance                                                         10,635,192.72
   (B) Investment Earnings                                                                                    56,174.68
   (C) Yield Supplement Deposit Amount                                                                       500,429.96
                                                                                                        ---------------
   (D) Ending Yield Supplement Account Balance                                                            10,190,937.44


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   (A) Liquidated Contracts
     (i)   Liquidation Proceeds                                                                                   $0.00
     (ii) Recoveries on Previously Liquidated Contracts                                                            0.00


                           AMERICAN HONDA FINANCE CORPORATION
           MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                              02/01/99  through  02/28/99

   (B) Aggregate Net Losses for Collection Period                                                             57,669.36
   (C) Net Loss Rate for Collection Period (annualized)                                                            0.10%
   (D) Cumulative Net Losses for all Periods                                                                  57,669.36
   (E) Delinquent Receivables                                        #  Unit                Dollar Amount
                                                                  -------------     --------------------------
     (i)  30-59 Days Delinquent                                   261      0.45%    $3,245,801.00       0.47%
     (ii)  60-89 Days Delinquent                                   44      0.08%      $515,330.00       0.08%
     (ii) 90 Days or More Delinquent                                1      0.00%       $13,996.00       0.00%


XVIII. REPOSSESSION ACTIVITY                                         #  Unit                Dollar Amount
                                                                  -------------     --------------------------
   (A) Vehicles Repossessed During Collection Period               12      0.02%      $207,057.85       0.03%
   (B) Total Accumulated Repossessed Vehicles in Inventory         19      0.03%      $321,123.48       0.05%


XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
     (i) Second Preceding Collection Period                                                                        0.00%
     (ii) Preceding Collection Period                                                                              0.00%
     (iii) Current Collection Period                                                                               0.10%
     (iv) Three Month Average (Avg(i,ii,iii))                                                                      0.03%
   (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
     (i) Second Preceding Collection Period                                                                        0.00%
     (ii) Preceding Collection Period                                                                              0.02%
     (iii) Current Collection Period                                                                               0.11%
     (iv) Three Month Average (Avg(i,ii,iii))                                                                      0.05%


   (C) Loss and Delinquency Trigger Indicator                                                    Trigger was not hit.


   I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


       /s/ John Weisickle
      -----------------------------
      Mr. John Weisickle
      Vice President / Finance